Exhibit 99.1

Enterprise Products Partners L.P.

Wachovia Fixed Income Conference
December 7, 2004

Given by:  Michael A. Creel, Executive Vice President & CFO

F-1

Wachovia Fixed Income Conference December 7, 2004 Michael A. Creel Executive Vice President & CFO

Forward Looking Statements This presentation contains forward-looking statements and information that are based on Enterprise’s beliefs and those of its general partner, as well as assumptions made by and information currently available to them. When used in this presentation, words such as “anticipate,” “project,” “expect,” “plan,” “goal,” “forecast,” “intend,” “could,” “believe,” “may,” and similar expressions and statements regarding the contemplated transaction and the plans and objectives of Enterprise for future operations, are intended to identify forward-looking statements. Although Enterprise and its general partner believes that such expectations reflected in such forward looking statements are reasonable, neither it nor its general partner can give assurances that such expectations will prove to be correct. Such statements are subject to a variety of risks, uncertainties and assumptions. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, actual results may vary materially from those Enterprise anticipated, estimated, projected or expected. Among the key risk factors that may have a direct bearing on Enterprise’s results of operations and financial condition are:

Forward Looking Statements (continued) Fluctuations in oil, natural gas and NGL prices and production due to weather and other natural and economic forces; The effects of the combined company’s debt level on its future financial and operating flexibility; A reduction in demand for its products by the petrochemical, refining or heating industries; A decline in the volumes of NGLs delivered by its facilities; The failure of its credit risk management efforts to adequately protect it against customer non-payment; Terrorist attacks aimed at its facilities; The failure to successfully integrate our operations with GulfTerra’s or any other companies we acquire; and The failure to realize the anticipated cost savings, synergies and other benefits of the merger with GulfTerra. Enterprise has no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Overview of Enterprise (EPD) One of the largest publicly traded energy partnerships serving producers and consumers of natural gas, natural gas liquids (NGLs) and crude oil IPO in July 1998 Ranked 336th on Fortune 500 list for 2004 Completed $6 billion merger with GulfTerra Energy Partners L.P. in September 2004 Enterprise value of approximately $13 billion Large platform of assets across the midstream energy value chain Privately-held EPCO & affiliates own 90.1% of general partner and 37% of EPD’s partnership units – interests aligned to support a strong financial profile at EPD

Key Credit Highlights $11 billion of integrated assets and strong business positions across each link of the value chain 90%+ of operating margin from fee-based assets generating stable cash flows Recently completed actions to enhance stability of earnings Renegotiated natural gas processing contracts to fee-based Merger with GulfTerra created a natural hedge to mitigate effect of higher natural gas prices Strong, strategic relationships on both the supply and demand sides of the midstream business GP/Management’s record in supporting EPD’s financial flexibility Experienced and deep management team

Integrated Midstream Energy Services Fees are earned at each link of value chain

Overview of Operations Onshore Pipelines & Services 16,078 miles of natural gas pipelines 23 Bcf of natural gas storage NGL Pipelines & Services 13,130 miles of NGL and petrochemical pipelines 164 MMBbls of NGL salt dome storage 26 natural gas processing plants – net capacity of 7 Bcfd 10 NGL fractionation plants – net capacity of 434 BPD NGL import / export terminal on HSC Petrochemical Services 7 fractionation plants – net capacity of 211 MBPD Offshore Pipeline & Services 1,273 miles of natural gas pipelines 770 miles of crude oil pipelines 7 offshore production / hub platforms Pro Forma Gross Operating Margin 9 months thru September 30, 2004 $792 MM Pro forma as if merger with GulfTerra and purchase of natural gas processing plants occurred on January 1, 2004.

Strong Position Across Midstream Value Chain Measured by volumes, except for gas gathering (measured by pipeline miles)

Joint Ventures with Strategic Partners Partners secure long-term supplies of feedstock Partners secure long-term demand for offtake from facilities

Compelling Reasons for Merger with GTM Significantly increases diversity and scale of operations Provides balanced business mix and expansion to additional geographic areas The merger with GulfTerra creates a natural hedge to mitigate the effect of higher natural gas prices, providing greater earnings and cash flow stability EPD’s GP structure survives with highest incentive distribution right capped at 25% to increase cash retained by EPD and enhance financial flexibility EPD’s GP subsidized merger by contributing 50% ownership in GulfTerra’s GP to EPD for no consideration Annual cash savings estimated at $140 MM per year

Enterprise System Map

Complementary Transaction Provides a More Balanced Partnership Non-overlapping nature provides cash flow stability, diversification and a platform to create additional value.

Projects Update

Cameron Highway $500 MM project: 50/50 partner with Valero Largest offshore oil pipeline system 380 miles 3 platforms 650,000 BOPD Anchor fields and area reserves more than 1+ billion barrels Pipeline mechanically complete; Ship Shoal 332B platform installed Expecting first production from: Holstein in December 2004 Mad Dog in January 2005 Atlantis in 2006

Independence Hub and Trail (Atwater Valley) On November 10, 2004, EPD announced its Independence Hub and Independence Trail projects Independence Hub is a floating platform to be located in Mississippi Canyon block 920 to service deepwater natural gas production in the eastern Gulf of Mexico Independence Trail is the 141-mile pipeline that will connect the Independence Hub to downstream pipelines Anadarko, Kerr-McGee, Devon, Dominion and Spinnaker have formed Atwater Valley Producers Group (“AVPG”) Independence Hub and Trail will benefit from long-term contracts and acreage dedications with investment grade companies

Independence Project Rationale Favorable economies of scale 15 of 18 wells planned for anchor discoveries have been drilled Remote location with 9 stranded fields owned by various producers No single field is individually large enough to support necessary infrastructure On a combined basis, these fields support a floater and pipeline Excess capacity can make non-commercial developments economical Majority of fields are relatively shallow Low drilling, completion and tie-back cost Provides large footprint with strategic importance to producers Fields within a 60-mile radius can be tied back using existing technology resulting in an accessible resources basin of approximately 11,500 square miles Significant acreage dedication by producers Supported by life of lease contracts, demand charges and lease dedications Floating platform has a service life of 20+ years Experienced management and proven track record of EPD in constructing, operating and managing similar assets in the Gulf of Mexico

Independence Trail In relation to our Viosca Knoll System

Independence Hub EPD will design, construct, install and own a semi-submersible production platform Located on Mississippi Canyon block 920; chosen for favorable seafloor conditions and proximity to anchor fields Capable of processing 850 MMcf/d of natural gas Designed to process production from six anchor fields; capacity to tie-back up to 10 additional fields Anadarko will operate Independence Hub and AVPG will pay Independence Hub’s O&M First production expected in 2007

Capital Expenditure Profile

Financial Overview

Financial Objectives Maintain a strong balance sheet that supports investment grade debt ratings Increase the amount of gross operating margin earned from fee-based businesses Prudently invest to expand the partnership through organic growth, acquisitions and joint ventures with strategic partners Manage capital to provide financial flexibility for partnership while providing our partners with an attractive total return

GP/Management Support of EPD’s Financial Profile GP eliminated 50% incentive distribution rights for no consideration Cash retained in EPD from lower distributions to GP can be used to reduce debt and capital investment Reduced payout to GP enhances value of EPD’s equity currency GP and Management purchases of new issue equity from EPD 16 million EPD units or $337 MM since October 2002 Committed to purchase an additional $30 MM in 1Q2005

Development of MLP Equity as an Asset Class Investors seeking total return (income + growth) Equity issuance activity has increased each year Larger capitalization and liquidity of MLPs Proliferation of both private and publicly traded closed-end funds Tortoise & Kayne Anderson MLP funds with $1.2 billion in funds under management Passage of legislation to allow mutual funds to own MLPs

65% of Merger Financed with Equity

Corporate Structure – Post Merger

Pro Forma Capitalization (Unaudited)

NGL Business Environment Improving with Economic Growth Source: Pace Hodson Report

Overview of Results (Non-GAAP reconciliation of Gross Margin & EBITDA) (Unaudited)

Key Credit Highlights $11 billion of integrated assets and strong business positions across each link of the value chain 90%+ of operating margin from fee-based assets generating stable cash flows Recently completed actions to enhance stability of earnings Renegotiated natural gas processing contracts to fee-based Merger with GulfTerra created a natural hedge to mitigate effect of higher natural gas prices Strong, strategic relationships on both the supply and demand sides of the midstream business GP/Management’s record in supporting EPD’s financial flexibility Experienced and deep management team